NETOBJECTS, INC.

                        EXECUTIVE STOCK OPTION AGREEMENT
                                 (Special Form)


         Netobjects, Inc., a Delaware Corporation (The "Company"), has awarded and hereby Grants ((Employee)) (The "Optionee"), an option (The "Option") to purchase a total of (((Share_2))) shares of Common Stock (The "Shares") of the Company, at the price set forth herein as an incentive to Optionee's continued employment as a senior executive of the Company, and in all respects subject to such continued employment and all other terms and conditions of this Agreement.

         1. Nature of the Option. The Option is intended to be a "Nonstatutory Stock Option", as defined in Section 2(N) of the Company's Amended and Restated 1997 Stock Option Plan (The "Plan").

         2. Option Price. The Option Price is $((Price)) for each Share.

         3. Vesting and Exercise of Option. The Option shall vest and, subject to stockholder approval as described in Section 3(d), become exercisable during its term in accordance with the following provisions:

         (a) Vesting and Right of Exercise.

                  (i) The Option shall vest and become exercisable with respect to [1/12] [1/24] of the shares at the end of each calendar month beginning with December 1999 for a period of [12] [24] months, subject to the Optionee's Continuous Employment by the Company or a Subsidiary of the Company, as such terms are defined in the Plan.

                  (ii) In the event of the Optionee's death, disability or other termination of employment, the Option shall be exercisable in the manner and to the extent provided in Sections 9(d), (e) and (f) of the Plans as if the Option had been granted under the Plan, which provisions are incorporated into this Agreement by this reference; or, as provided in Section 11 of this Agreement, if applicable.

                  (iii) The Option may not be exercised for fractional shares or for less than one hundred (100) Shares.

         (b) Method of Exercise. In order to exercise any portion of this Option which has vested, the Optionee shall notify the Company in writing of the election to exercise the Option and the number of shares in respect of which the Option is being exercised, by executing and delivering the



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Notice of Exercise of Stock Option in the form attached as Exhibit A hereto. The certificate or certificates representing Shares as to which this Option has been exercised shall be registered in the name of the Optionee.

         (c) Restrictions On Exercise. This Option may not be exercised if the issuance of the Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities law or other law or regulation. Furthermore, the method and manner of payment of the Option Price will be subject to the rules under Part 207 OF Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board if such rules apply to the Company at the date of exercise. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation or warranty to the Company at the time of exercise of this Option as in the opinion of legal counsel for the Company may be required by any applicable law or regulation, including the execution and delivery of an appropriate representation statement. Accordingly, the stock certificates for the Shares issued upon exercise of this Option may bear appropriate legends restricting transfer.

         (d) Prior approval by stockholders. In no event may the Optionee exercise any portion of this option before the holders of a majority of the Corporation's outstanding shares of Common Stock have ratified the authorization of the option by the Compensation Committee of the Board of Directors of the Company (the "Committee") as of November 8, 1999.

         4. Non-Transferability of Option. This Option may be exercised during the lifetime of the Optionee only by the Optionee and may not be transferred in any manner other than by will or by the laws of descent and distribution. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

         5. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

         (a)  cash;

         (b)  certified or bank cashier's check; or

         (c) for as long as there exists a public market for the Company's Common Stock on the date of exercise, by surrender of shares of the Company's Common Stock, provided that if such shares were acquired upon exercise of an incentive stock option, the Optionee must have first satisfied the holding period requirements under Section 422(a)(1) of the Code. In this case payment shall be made as follows:

                  (i) In addition to the execution and delivery of the Notice of Exercise of Stock Option, Optionee shall deliver to the Secretary of the Company a written notice which shall set forth the portion of the purchase price the Optionee wishes to pay with Common Stock, and the number of shares of such Common Stock the Optionee intends to surrender pursuant to the exercise of this Option, which shall be determined by dividing the aforementioned portion of the purchase price by the average of the last reported bid and asked prices per share of Common Stock of the Company, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by Nasdaq or, in the event the Common Stock is listed on a national securities exchange, or on the Nasdaq National Market (or any successor national

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         market  system),  the closing  price of Common  Stock of the Company on such exchange as reported in The Wall Street Journal, for the day on which the notice of exercise is sent or delivered);

                  (ii) Fractional shares shall be disregarded and the Optionee shall pay in cash an amount equal to such fraction multiplied by the price determined under subparagraph (i) above;

                  (iii) The written notice shall be accompanied by a duly endorsed blank stock power with respect to the number of Shares set forth in the notice, and the certificate(s) representing said Shares shall be delivered to the Company at its principal offices within three working days from the date of the notice of exercise;

                  (iv) The Optionee hereby authorizes and directs the Secretary of the Company to transfer so many of the Shares represented by such certificate(s) as are necessary to pay the purchase price in accordance with the provisions herein; and

                  (v) Notwithstanding any other provision herein, the Optionee shall only be permitted to pay the purchase price with Shares of the Company's Common Stock owned by him as of the exercise date in the manner and within the time periods allowed under 17 CFR ss.240.16b-3 promulgated under the Securities Exchange Act of 1934 as such regulation is presently constituted, as it is amended from time to time, and as it is interpreted now or hereafter by the Securities and Exchange Commission.

         The Optionee may elect to pay the exercise price by authorizing a third party to sell Shares subject to the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

         6. Adjustments Upon Changes in Capitalization or Merger. The number of Shares covered by this Option shall be adjusted in accordance with the provisions of Section 10 of this Agreement in the event of changes in the capitalization or organization of the Company, or if the Company is a party to a merger or other corporate reorganization.

         7. Term of Option. This Option may not be exercised more than ten (10) years from the Date of Grant set forth in the signature page of this Agreement, and may be exercised during such term only in accordance with the terms of this Agreement.

         8. Not Employment Contract. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without cause, subject to the provisions of applicable law.

         9.   Income Tax Withholding.

         (a) The Optionee authorizes the Company to withhold in accordance with applicable law from any compensation payable to him or her any taxes required to be withheld by federal, state or local laws as a result of the exercise of this Option.

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         (b) Any adverse  consequences  incurred by an Optionee  with respect to the use of shares of Common Stock to pay any part of the Option Price or of any tax in connection with the exercise of an Option, including, without limitation, any adverse tax consequences arising as a result of a disqualifying disposition within the meaning of Section 422 of the Code shall be the sole responsibility of the Optionee.

         The Optionee represents and warrants that: (i) the Optionee is familiar with the terms and provisions of the Option Documents, and hereby accepts this Option subject to all of the terms and provisions thereof; and (ii) the Optionee is aware of and familiar with the provisions of the Restated Certificate of Incorporation of the Company ("Restated Certificate"), in particular Article X of the Restated Certificate.

         10. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by this Option, and the per share exercise price of the Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option.

         Subject to the terms of any agreement between the Optionee and the Company related to the Optionee's employment by the Company, the Committee may, if it so determines in the exercise of its sole discretion, also make provision for proportionately adjusting the number or class of securities covered by the Option, as well as the price to be paid therefor, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

         [11. Post-acquisition Employment Termination. In the event that Optionee's employment is terminated other than for cause within 12 months following an acquisition of the Company, vesting of the options granted to Optionee shall automatically accelerate to provide for vesting of 100% of the total number of shares subject to such options as of the effective date of the employment termination. Optionee will be considered employed under this Section as long as Optionee has been offered employment by the Company or any
Subsidiary, or by the acquiring entity or its parent or subsidiary organizations, except as otherwise provided below:

         (i) For purposes of this Section 11, Optionee's resignation without cause will not constitute an employment termination, and Optionee's resignation with cause will constitute an employment termination. Optionee will be considered  to have  resigned  with cause only if the dollar  value of the

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total  compensation  package  represented  by  Optionee's  annualized  base pay, benefits and potential bonus combined for the 12-month post-acquisition period is less than the dollar value of the compensation package provided by the Company (determined on the same annualized basis) prior to the acquisition, excluding bonuses tied to stock price performance and the like.

         (ii) For purposes of this Section 11, "CAUSE" shall mean where the Company determines, in its discretion, that Optionee should be terminated for willful beach or neglect of duty, failure or refusal to work, dishonesty, insubordination, use of alcohol or drugs so as to interfere with his performance of his duties, or conducting himself in a manner which a reasonable person would believe would tend to bring the Company into disrepute or to adversely affect its business. "Cause" also includes Optionee's resignation as an employee of the Company without cause, as defined above.

         (iii) For purposes of this Section, an "acquisition" means (A) any transaction or series of transactions, in which all STOCKHOLDERS OF THE Company are legally entitled to participate and pursuant to which shares of voting stock representing more than 50% of the total outstanding shares of voting stock of the Company are purchased by a person not controlled by, in control of or under common control with the company immediately prior to such transaction, (b) the merger or consolidation of the Company and another entity (other than a merger or consolidation in which the holders of shares of voting stock of the Company immediately before the merger or consolidation own immediately after the merger or consolidation, voting securities of the surviving or acquiring entity or a parent company of such surviving or acquiring entity possessing more than 50% of the voting power of the surviving or acquiring entity or parent party) resulting in the exchange of the outstanding shares of voting stock of the Company for cash, securities or other property, or (C) any sale, lease, license, exchange or other disposition (whether in one transaction or a series of related transactions) of assets representing more than 50% of the total fair market value of the Company's assets.

         (iv) All disputes concerning the interpretation of the Section 11 must be resolved by mediation and arbitration in Palo Alto, California pursuant to the rules for commercial arbitration of the American Arbitration Association.]

         THIS OPTION AGREEMENT is binding upon the parties and entered into effective as of the date of grant set forth below.


                                               NETOBJECTS, INC.

                                               By: _____________________________

                                               Its: ____________________________


Date of Grant:  November 8, 1999

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                           ACKNOWLEDGEMENT BY OPTIONEE


         The undersigned Optionee has reviewed all of the terms of this Option Agreement, accepts them all and agrees to be bound by this Agreement [including the arbitration provisions of Section 11.



                                         _______________________________________
                                                        (signature)

                                         _______________________________________
                                                           (name)


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                                CONSENT OF SPOUSE


         I, ____________________, spouse of the Optionee who executed the foregoing Option Agreement, hereby agree that my spouse's interest in the shares of Common Stock subject to said Option Agreement shall be irrevocably bound by the Option Agreement's terms. I further agree that my community property interest in such shares, if any, shall similarly be bound by said Option Agreement and that such consent is binding upon my executors, administrators, heirs and assigns. I agree to execute and deliver such documents as may be necessary to carry out the intent of said Option Agreement and this consent.

Dated:  ____________, 19___


                                         _______________________________________



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                                  DAVE PAULSEN
                                    12/22/99


              Tech -- departed employees -- 2,000 shares
                                              non-vested ___________

              Quote -- about 12,000  non-vested
                             [6,000] not yet terminated
                              6,000